EXHIBIT 10(a)
                                ESCROW AGREEMENT

          ESCROW AGREEMENT, dated as of September 4, 1996, among Graham-Field Express (Puerto Rico), Inc., a Delaware corporation ("Purchaser"), VC Medical
                                                      ---------
Distributors, Inc. ("Seller"), and The Bank & Trust of Puerto Rico, as escrow
                     ------
agent (the "Escrow Agent").
            ------------

          WHEREAS, concurrently with the execution and delivery of this Agreement and pursuant to an Asset Purchase Agreement dated as of September 4, 1996 (the "Asset Purchase Agreement"; capitalized terms not defined herein shall
           ------------------------
have the meanings ascribed to them in the Asset Purchase Agreement) among Seller, Purchaser and Graham-Field Health Products, Inc., Seller is selling to Purchaser substantially all of the assets of Seller used or held for use in the conduct of the Business; and

          WHEREAS, the Asset Purchase Agreement provides that Purchaser, Seller and the Escrow Agent enter into this Agreement and that Purchaser deposit a portion of the Purchase Price with the Escrow Agent in order to provide a fund for (i) payment of a Purchase Price adjustment, if any, as provided in Section 1.03(b)(iv) of the Asset Purchase Agreement, (ii) payment with respect to accounts receivable, as provided in Section 1.06(c) of the Asset Purchase Agreement and (iii) indemnity payments that Seller becomes obligated to make to Purchaser or its officers, directors, employees, agents or Affiliates (together, the "Indemnified Parties") as and to the extent provided in Section 7.02 of the
     -------------------
Asset Purchase Agreement.

          NOW, THEREFORE, Purchaser, Seller and the Escrow Agent hereby agree as follows:

          1.  Appointment of the Escrow Agent; Deposit of Escrow Shares.  Seller
              ---------------------------------------------------------
and Purchaser hereby constitute and appoint the Escrow Agent as, and the Escrow Agent hereby agrees to assume and perform the duties of, the escrow agent under and pursuant to this Agreement. The Escrow Agent acknowledges receipt of an executed copy of the Asset Purchase Agreement and of a certificate or certificates from Purchaser representing 32,787 shares of common stock, par value $.025 per share, of Parent (such shares being referred to herein as the "Escrow Shares" and, together with any funds deposited by Seller
               -------------
with the Escrow Agent pursuant to Section 3, the "Escrow Fund") as provided in
                                  ---------       -----------
Section 1.04(a) of the Asset Purchase Agreement.

          2.  Holding of the Escrow Shares.  The Escrow Agent shall hold the
              ----------------------------

Escrow Shares in escrow for the benefit of the parties hereto. The Escrow Shares shall not be subject to lien or attachment by any creditor of any party hereto and shall be used solely for the purpose set forth in this Agreement. The Escrow Shares or any proceeds thereof shall not be available to, and shall not be used by, the Escrow Agent to set off any obligations of either Seller or Purchaser owing to the Escrow Agent in any capacity.

          3.  Payments to Escrow Fund.
              -----------------------

          (a) Not later than two (2) business days following the delivery of any Escrow Shares to Purchaser pursuant to Sections 6, 7 or 8 hereof, Seller
                                           -------- -  -    -
shall pay into the Escrow Fund, by wire transfer of immediately available funds to the account of the Escrow Agent at The Bank & Trust of Puerto Rico, an amount equal to the value of such Escrow Shares, valued at the Per Share Value.

          (b) Any amounts paid by Seller into the Escrow Fund pursuant to paragraph (a) of this Section 3 and all earnings thereon shall be held by the
                      ---------
Escrow Agent as a trust fund in an account maintained for the purpose, on the terms and subject to the conditions of this Agreement. Any such amounts (i) shall not be subject to lien or attachment by any creditor of any party hereto and shall be used solely for the purpose set forth in this Agreement and (ii) shall not be available to, and shall not be used by, the Escrow Agent to set off any obligations of either Seller or Purchaser owing to the Escrow Agent in any capacity.

          (c) All taxes in respect of earnings on the Escrow Fund shall be the obligation of and shall be paid when due by Seller, who shall indemnify and hold Purchaser and the Escrow Agent harmless from and against all such taxes.

          (d) The Escrow Agent shall invest and reinvest all cash funds held from time to time as part of the Escrow Fund in the manner directed by Purchaser in writing.

          4.  Dividends and other Distributions.  The Escrow Agent shall, upon
              ---------------------------------
receipt thereof, deposit any dividends or other distributions made in respect of the Escrow Shares into the account referred to in Section 3(b).
                                                  ------------

          5.  Voting.  Prior to the Termination Date, the Escrow Agent will vote
              ------
the Escrow Shares as directed by Seller in writing and will execute any written consents to stockholder action or proxies as directed in writing by Seller. In the absence of such written direction, the Escrow Agent shall not vote the Escrow Shares for any purpose and will not execute any consents to stockholder action or proxies.

          6.  Claims Against the Escrow Fund.
              ------------------------------

          (a) Concurrently with the delivery of an Indemnity Notice to Seller, Purchaser will deliver to the Escrow Agent a certificate in substantially the form of Annex I attached hereto (a "Certificate of Instruction"). No
        -------                     --------------------------
Certificate of Instruction may be delivered by Purchaser after the close of business on the business day immediately preceding the Termination Date. The Escrow Agent shall give written notice to Seller of its receipt of a Certificate of Instruction not later than the second business day next following receipt thereof, together with a copy of such Certificate of Instruction.

          (b) If the Escrow Agent (i) shall not, within thirty (30) calendar days following its receipt of a Certificate of Instruction (the "Objection
                                                                 ---------
Period"), have received from Seller a certificate in substantially the form of
- ------
Annex II attached hereto (an "Objection Certificate") disputing Seller's
- --------                      ---------------------
obligation to pay the Owed Amount referred to in such Certificate of Instruction, or (ii) shall have received such an Objection Certificate within the Objection Period and shall thereafter have received either (x) a certificate from Purchaser and Seller substantially in the form of Annex III attached hereto
                                                       ---------
(a "Resolution Certificate") stating that Purchaser and Seller have agreed that
    ----------------------
the Owed Amount referred to in such Certificate of Instruction (or a specified portion thereof) is payable to one or more of the Indemnified Parties or (y) a copy of a final, nonappealable order of a Board of Arbitration (accompanied by a certificate of Purchaser substantially in the form of Annex IV attached hereto
                                                      --------
(an "Arbitration Certificate")) stating that the Owed Amount referred to in such
     -----------------------
Certificate of Instruction (or a specified portion thereof) is payable to one or more of the Indemnified Parties by Seller, then the Escrow Agent shall, on the second business day next following (x) the expiration of the Objection Period or
(y) the Escrow Agent's receipt of a Resolution Certificate or an Arbitration Certificate, as the case may be, pay to Purchaser from the Escrow Fund the Owed Amount (or, if such Resolution Certificate or Arbitration Certificate specifies that a lesser amount than such Owed Amount is payable, such lesser amount); provided that the Escrow Shares, valued at the Per Share Value (as hereinafter
- --------
defined), shall be used to make such payments prior to the use of any funds contained in the Escrow Fund. For purposes of this Agreement, "Per Share Value"
                                                                ---------------
shall mean, with respect to each share of Common Stock, the closing market price per share as quoted on The New York Stock

Exchange and reported in The Wall Street Journal or The New York Times, as of the close of business on the last trading day immediately preceding the Closing Date.
          (c) The Escrow Agent shall give written notice to Purchaser of its receipt of an Objection Certificate not later than the second business day next following receipt thereof, together with a copy of such Objection Certificate. The Escrow Agent shall give written notice to Seller of its receipt of an Arbitration Certificate not later than the second business day next following receipt thereof, together with a copy of such Arbitration Certificate.

          (d) Upon the payment by the Escrow Agent of the Owed Amount referred to in a Certificate of Instruction, such Certificate of Instruction shall be deemed canceled. Upon the receipt by the Escrow Agent of a Resolution Certificate or an Arbitration Certificate and the payment by the Escrow Agent of the Owed Amount referred to therein, the related Certificate of Instruction shall be deemed canceled.

          (e) Upon Purchaser's determination that it has no claim or has released its claim with respect to an Owed Amount referred to in a Certificate of Instruction (or a specified portion thereof), Purchaser will promptly deliver to the Escrow Agent a certificate substantially in the form of Annex V attached
                                                               -------
hereto (a "Purchaser Cancellation Certificate") canceling such Certificate of
           ----------------------------------
Instruction (or such specified portion thereof, as the case may be), and such Certificate of Instruction (or portion thereof) shall thereupon be deemed canceled. The Escrow Agent shall give written notice to Seller of its receipt of a Purchaser Cancellation Certificate not later than the second business day next following receipt thereof, together with a copy of such Purchaser Cancellation Certificate.

          (f) Upon receipt of a final nonappealable order of a Board of Arbitration stating that none of the Owed Amount referred to in a Certificate of Instruction as to which Seller delivered an Objection Certificate within the Objection Period is payable to any Indemnified Party by Seller, Seller may deliver a copy of such order (accompanied by a certificate of Seller substantially in the form of Annex VI attached hereto (a "Seller Cancellation
                             --------                     -------------------
Certificate")) canceling such Certificate of Instruction, and such Certificate
- -----------
of Instruction shall thereupon be deemed canceled. The Escrow Agent shall give written notice to Purchaser of its receipt of a Seller Cancellation Certificate not later than the second business day next following receipt thereof, together with a copy of such Seller Cancellation Certificate.

          7.   Claims for Purchase Price Adjustments.  On the second business
               -------------------------------------
day after the receipt by the Escrow Agent of a certificate of Seller and Purchaser in substantially the form of Annex VII attached hereto (a "Purchase
                                       ---------                     --------
Price Certificate"), the Escrow Agent shall pay to Purchaser from the Escrow
- -----------------
Fund the amount set forth on the Purchase Price Certificate; provided that the
                                                             --------
Escrow Shares, valued at the Per Share Value, shall be used to make such payment prior to the use of any funds contained in the Escrow Fund.

          8.   Accounts Receivable Payment.  On the second business day after
               ---------------------------
the receipt by the Escrow Agent of a certificate of Seller and Purchaser in substantially the form of Annex VIII attached hereto (an "Accounts Receivable
                          ----------                      -------------------
Certificate"), the Escrow Agent shall pay to Purchaser from the Escrow Fund the
- -----------
amount set forth on the Accounts Receivable Certificate provided, that the
                                                        --------
Escrow Shares, valued at the Per Share Value, shall be used to make such payment prior to the use of any funds contained in the Escrow Fund.

          9.   Release of Escrow Fund.
               ----------------------

          The Escrow Agent shall on February 4, 1998 (the "Termination Date")
                                                            ----------------
(i) deliver to Seller a certificate or certificates evidencing the remaining number of Escrow Shares, if any, less that number of Escrow Shares as shall represent (at the Per Share Value) any amounts designated in Certificates of Instruction received by the Escrow Agent prior to the Termination Date that have not been canceled in accordance with paragraph (d), (e) or (f) of Section 6 and
                                                                  ---------
(ii) pay over to Seller from the Escrow Fund all amounts that remain in the Escrow Fund, by wire transfer of immediately available funds to a bank account of Seller's designation, less the sum of any amounts designated in Certificates of Instruction received by the Escrow Agent prior to the Termination Date that have not been canceled in accordance with paragraph (d), (e) or (f) of Section 6
                                                                       ---------
and with respect to which Escrow Shares have not been retained in the Escrow Fund pursuant to clause (i) of this Section 9. If at any time after the
                                    ---------
Termination Date the entire balance remaining in the Escrow Fund exceeds the sum at that time of the amounts designated in

Certificates of Instruction received by the Escrow Agent prior to the Termination Date that have not been canceled in accordance with paragraph (d),
(e) or (f) of Section 6, the Escrow Agent shall promptly pay over to Seller from
              ---------
the Escrow Fund, by wire transfer of immediately available funds to a bank account of Seller's designation, the amount of such excess; provided, that the
                                                            --------
funds contained in the Escrow Fund shall be used to make such payments prior to the use of any Escrow Shares. At such time on or following the Termination Date as all Certificates of Instruction received by the Escrow Agent prior to the Termination Date have been canceled in accordance with paragraph (d), (e) or (f) of Section 6, the Escrow Agent shall promptly pay over to Seller the balance in
   ---------
the Escrow Fund, by delivery of the certificate or certificates evidencing the remaining number of Escrow Shares, if any, and by wire transfer of immediately available funds to a bank account of Seller's designation, and this Agreement (other than Sections 10, 11 and 12) shall automatically terminate.
            -----------  --     --

          10.  Duties and Obligations of the Escrow Agent.  The duties and
               ------------------------------------------
obligations of the Escrow Agent shall be limited to and determined solely by the provisions of this Agreement and the certificates delivered in accordance herewith, and the Escrow Agent is not charged with knowledge of or any duties or responsibilities in respect of any other agreement or document. In furtherance and not in limitation of the foregoing:

          (i) the Escrow Agent shall not be liable for any loss of interest sustained as a result of investments made hereunder in accordance with the terms hereof, including any liquidation of any investment of the Escrow Fund prior to its maturity effected in order to make a payment required by the terms of this Agreement;

         (ii) the Escrow Agent shall be fully protected in relying in good faith upon any written certification, notice, direction, request, waiver, consent, receipt or other document that the Escrow Agent reasonably believes to be genuine and duly authorized, executed and delivered;

        (iii) the Escrow Agent shall not be liable for any error of judgment, or for any act done or omitted by it, or for any mistake in fact or law, or for anything that it may do or refrain from doing in connection herewith; provided, however, that notwithstanding any other provision in this
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                                         - 7 -

     Agreement, the Escrow Agent shall be liable for its willful misconduct or gross negligence or breach of this Agreement;
         (iv) the Escrow Agent may seek the advice of legal counsel selected with reasonable care in the event of any dispute or question as to the construction of any of the provisions of this Agreement or its duties hereunder, and it shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the opinion of such counsel;

          (v) in the event that the Escrow Agent shall in any instance, after seeking the advice of legal counsel pursuant to the immediately preceding clause, in good faith be uncertain as to its duties or rights hereunder, it shall be entitled to refrain from taking any action in that instance and its sole obligation, in addition to those of its duties hereunder as to which there is no such uncertainty, shall be to keep safely all property held in the Escrow Fund until it shall be directed otherwise in writing by each of the parties hereto or by a final, nonappealable order of a court of competent jurisdiction; provided, however, in the event that the Escrow
                             --------  -------
     Agent has not received such written direction or court order within one hundred eighty (180) calendar days after requesting the same, it shall have the right to interplead Purchaser and Seller in any court of competent jurisdiction and request that such court determine its rights and duties hereunder; and

         (vi) the Escrow Agent may execute any of its powers or responsibilities hereunder and exercise any rights hereunder either directly or by or through agents or attorneys selected with reasonable care, nothing in this Agreement shall be deemed to impose upon the Escrow Agent any duty to qualify to do business or to act as fiduciary or otherwise in any jurisdiction other than the Commonwealth of Puerto Rico and the Escrow Agent shall not be responsible for and shall not be under a duty to examine into or pass upon the validity, binding effect, execution or sufficiency of this Agreement or of any agreement amendatory or supplemental hereto.

          11.  Cooperation.  Purchaser and Seller shall provide to the Escrow
               -----------
Agent all instruments and documents within their respective powers to provide that are necessary for the Escrow Agent to perform its duties and responsibilities hereunder.

          12.  Fees and Expenses; Indemnity.  Purchaser and Seller shall each
               ----------------------------
pay one-half (1/2) of the fees of the Escrow Agent for its services hereunder as and when billed by the Escrow Agent, and each shall reimburse and indemnify the Escrow Agent for, and hold it harmless against, one-half (1/2) of any loss, damages, cost or expense, including but not limited to reasonable attorneys' fees, reasonably incurred by the Escrow Agent in connection with the Escrow Agent's performance of its duties and obligations under this Agreement, as well as the reasonable costs and expenses of defending against any claim or liability relating to this Agreement; provided that notwithstanding the foregoing, neither
                            --------
Purchaser nor Seller shall be required to indemnify the Escrow Agent for any such loss, liability, cost or expense arising as a result of the Escrow Agent's willful misconduct or gross negligence or breach of this Agreement.

          13.  Resignation and Removal of the Escrow Agent.
               -------------------------------------------

          (a) The Escrow Agent may resign as such thirty (30) calendar days following the giving of prior written notice thereof to Seller and Purchaser.
In addition, the Escrow Agent may be removed and replaced on a date designated in a written instrument signed by Seller and Purchaser and delivered to the Escrow Agent. Notwithstanding the foregoing, no such resignation or removal shall be effective until a successor escrow agent has acknowledged its appointment as such as provided in paragraph (c) below. In either event, upon the effective date of such resignation or removal, the Escrow Agent shall deliver the property comprising the Escrow Fund to such successor escrow agent, together with such records maintained by the Escrow Agent in connection with its duties hereunder and other information with respect to the Escrow Fund as such successor may reasonably request.

          (b) If a successor escrow agent shall not have acknowledged its appointment as such as provided in paragraph (c) below, in the case of a resignation, prior to the expiration of thirty (30) calendar days following the date of a notice of resignation or, in the case of a removal, on the date designated for the Escrow Agent's removal, as the case may be, because Seller and Purchaser are unable to agree on a successor escrow agent, or for any other reason, the Escrow Agent may select a successor escrow agent and any such resulting appointment shall be binding upon all of the parties to this Agreement.

          (c) Upon written acknowledgment by a successor escrow agent appointed in accordance with the foregoing provisions of this Section 13 of its agreement
                                                    ----------
to serve as escrow agent hereunder and the receipt of the property then comprising the Escrow Fund, the Escrow Agent shall be fully released and relieved of all duties, responsibilities and obligations under this Agreement, subject to the proviso contained in clause (iii) of Section 10, and such
                                                    ----------
successor escrow agent shall for all purposes hereof be the Escrow Agent.

          14.  Notices.  All notices, requests and other communications
               -------
hereunder must be in writing and will be deemed to have been duly given if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

               If to Purchaser, to:

               Graham-Field Express (Puerto Rico), Inc.
               c/o Graham-Field Health Products, Inc.
               400 Rabro Drive East
               Hauppauge, New York  11788
               Facsimile No.:  (516) 582-5608
               Attn:  Richard S. Kolodny

               with a copy to:

               Milbank, Tweed, Hadley & McCloy
               1 Chase Manhattan Plaza
               New York, New York  10005
               Facsimile No.:  (212) 530-5219
               Attn:  Robert S. Reder, Esq.

               If to Seller, to:

               VC Medical Distributors, Inc.
               P.O. Box 4094
               Hato Rey, Puerto Rico
               Facsimile No.:
               Attn:  Vicente Guzman, Jr.

               with a copy to:
               Caban & Yunque
               Capital Center - Suite 301
               Arterial Hostos Num. 3
               Hato Rey, Puerto Rico  00918
               Facsimile No.:
               Attn:  Jossie Yunque, Esq.

               If to the Escrow Agent, to:

               The Bank & Trust of Puerto Rico
               Mezzanine, American International Plaza
               250 Munoz Rivera Avenue
               Hato Rey, Puerto Rico  00918
               Facsimile No.: (809) 758-6238
               Attn: Jose Vizcarrondo

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

          15.  Amendments, etc.  This Agreement may be amended or modified, and
               ----------------
any of the terms hereof may be waived, only by a written instrument duly executed by or on behalf of Purchaser and Seller and, with respect to any amendment that would adversely affect the Escrow Agent, the Escrow Agent. No waiver by any party of any term or condition contained of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion.

          16.  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the Commonwealth of Puerto Rico applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

          17.  Business Day.  For all purposes of this Agreement, the term
               ------------
"business day" shall mean a day other than Saturday, Sunday or any day on which banks located in the State of New York or the Commonwealth of Puerto Rico are authorized or obligated to close.

          18.  Miscellaneous.  This Agreement is binding upon and will inure to
               -------------
the benefit of the parties hereto and their respective successors and permitted assigns. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                              GRAHAM-FIELD EXPRESS
                              (PUERTO RICO), INC.


                              By:/S/ RICHARD S. KOLODNY
			         ----------------------
                                 Name: RICHARD S. KOLODNY
                                 Title:VICE PRESIDENT, GENERAL COUNSEL


                              VC MEDICAL DISTRIBUTORS, INC.


                              /S/ VICENTE GUZMAN, JR.
                              ------------------------



                              THE BANK & TRUST OF PUERTO RICO


                              By:/S/ JOSE A. VIZCARRONDO
                                 ------------------------
                                 Name: JOSE A. VIZCARRONDO
                                 Title:VICE PRESIDENT

                                                                         ANNEX I
                           CERTIFICATE OF INSTRUCTION
                                       to
                         THE BANK & TRUST OF PUERTO RICO

                                 as Escrow Agent


          The undersigned, Graham-Field Express (Puerto Rico), Inc., a Delaware

corporation ("Purchaser"), pursuant to Section 6(a) of the Escrow Agreement
              ---------

dated as of September 4, 1996 among Purchaser, VC Medical Distributors, Inc.

("Seller"), and you (terms defined in said Escrow Agreement have the same
  ------

meanings when used herein), hereby:

          (a) certifies that (i) Purchaser or another Indemnified Party has sent to Seller an Indemnity Notice (as such term is defined in the Asset Purchase Agreement), a copy of which is attached hereto, and (ii) the amount of $___________ (the "Owed Amount") is payable to the Indemnified
                                  -----------
     Parties by Seller pursuant to Section 7.02 of the Asset Purchase Agreement by reason of the matter described in such Indemnity Notice; and

          (b) instructs you to deliver to Purchaser a certificate evidencing that number of Escrow Shares having a value (calculated pursuant to Section 6(b) of the Escrow Agreement) equal to the Owed Amount and, to the extent the value of the Escrow Shares remaining in the Escrow Fund is less than the Owed Amount, pay to Purchaser from the Escrow Fund the balance of the Owed Amount, by wire transfer of immediately available funds to Purchaser's account at _________________, __________________, _________, _________
     (Account No.:_________), (i) unless you receive an Objection Certificate from Seller prior to the expiration of the Objection Period, within two business days following the expiration of the Objection Period, or (ii) if you receive an Objection Certificate within the Objection Period, within two business days following your receipt of a Resolution Certificate or an Arbitration Certificate.

                              GRAHAM-FIELD EXPRESS
                              (PUERTO RICO), INC.


                              By:________________________________
                                 Name:
                                 Title:


Dated:____________, ____

                                                                        ANNEX II
                              OBJECTION CERTIFICATE
                                       to

                         THE BANK & TRUST OF PUERTO RICO

                                 as Escrow Agent


          The undersigned, VC Medical Distributors, Inc. ("Seller"), pursuant to
                                                           ------

Section 6(b) of the Escrow Agreement dated as of September 4, 1996 among Graham-

Field Express (Puerto Rico), Inc., a Delaware corporation ("Purchaser"), Seller
                                                            ---------

and you (terms defined in said Escrow Agreement have the same meanings when used herein), hereby:

          (a) disputes that the Owed Amount referred to in the Certificate of Instruction dated _________, ____ is payable to the Indemnified Parties by the undersigned pursuant to Section 7.02 of the Asset Purchase Agreement;

          (b) certifies that the undersigned has sent to Purchaser a written statement dated ___________, ____ of the undersigned, a copy of which is attached hereto, disputing its liability to the Indemnified Parties for the Owed Amount; and

          (c) objects to your making payment to Purchaser as provided in such Certificate of Instruction.


                              VC MEDICAL DISTRIBUTORS, INC.


                              By:____________________________
                                 Name:
                                 Title:



Dated: _____________, ____

                                                                       ANNEX III

                             RESOLUTION CERTIFICATE

                                       to

                        THE BANK & TRUST OF PUERTO RICO

                                 as Escrow Agent

          The undersigned, Graham-Field Express (Puerto Rico), Inc., a Delaware

corporation ("Purchaser"), VC Medical Distributors, Inc. ("Seller"), pursuant to
              ---------                                    ------

Section 6(b) of the Escrow Agreement dated as of September 4, 1996 among

Purchaser, Seller and you (terms defined in said Escrow Agreement have the same meanings when used herein), hereby:

          (a) certify that (i) Purchaser and Seller have resolved their dispute as to the matter described in the Certificate of Instruction dated __________, ____ and the related Objection Certificate dated ___________,
     ____ and (ii) the final Owed Amount with respect to the matter described in such Certificates is $______________;

          (b) instruct you to (i) deliver to Purchaser a certificate evidencing that number of Escrow Shares having a value (calculated pursuant to Section 6(b) of the Escrow Agreement) equal to the Owed Amount referred to in clause (ii) of paragraph (a) above, and (ii) to the extent the value of the Escrow Shares remaining in the Escrow Fund is less than such Owed Amount, pay to Purchaser from the Escrow Fund the balance of such Owed Amount, by wire transfer of immediately available fund to Purchaser's account at ____________________, _________________, ________, ________ (Account No.:
     ___________), within two business days of your receipt of this Certificate; and

          (c) agree that the Owed Amount designated in such Certificate of Instruction, to the extent, if any, it exceeds the Owed Amount referred to in clause (ii) of paragraph (a) above, shall be deemed not payable to the Indemnified Parties and such Certificate of Instruction is hereby canceled.

                              GRAHAM-FIELD EXPRESS
                              (PUERTO RICO), INC.


                              By:______________________________
                                 Name:
                                 Title:

                              VC MEDICAL DISTRIBUTORS, INC.


                              By:______________________________
                                 Name:
                                 Title:



Dated:______________, ____

                                                                        ANNEX IV



                             ARBITRATION CERTIFICATE

                                       to

                         THE BANK & TRUST OF PUERTO RICO

                                 as Escrow Agent


          The undersigned, Graham-Field Express (Puerto Rico), Inc., a Delaware

corporation ("Purchaser"), pursuant to Section 6(b) of the Escrow Agreement
              ---------

dated as of September 4, 1996 among Purchaser, VC Medical Distributors, Inc.

("Seller"), and you (terms defined in said Escrow Agreement have the same
  ------

meanings when used herein), hereby:

          (a) certifies that (i) attached hereto is a final, nonappealable order of a Board of Arbitration resolving the dispute between Purchaser and Seller as to the matter described in the Certificate of Instruction dated ____________, ____ and the related Objection Certificate dated
     ____________, ____ and (ii) the final Owed Amount with respect to the matter described in such Certificates, as provided in such order, is $______________;

          (b) instructs you to (i) deliver to Purchaser a certificate evidencing that number of Escrow Shares having a value (calculated pursuant to Section 6(b) of the Escrow Agreement) equal to the Owed Amount referred to in clause (ii) of paragraph (a) above, and (ii) to the extent the value of the Escrow Shares remaining in the Escrow Fund is less than such Owed Amount, pay to Purchaser from the Escrow Fund the balance of such Owed Amount, by wire transfer of immediately available funds to Purchaser's account at _____________________, ________________, _______, _______
     (Account No.: ____________), within two business days of your receipt of this Certificate; and

          (c) agrees that the Owed Amount designated in such Certificate of Instruction, to the extent, if any, it exceeds the Owed Amount referred to in clause (ii) of paragraph (a) above, shall be deemed not payable to the Indemnified Parties and such Certificate of Instruction is hereby canceled.

                              GRAHAM-FIELD EXPRESS
                              (PUERTO RICO), INC.


                              By:______________________________
                                 Name:
                                 Title:

Dated:______________, ____

                                                                         ANNEX V



                       PURCHASER CANCELLATION CERTIFICATE

                                       to

                         THE BANK & TRUST OF PUERTO RICO

                                 as Escrow Agent


          The undersigned, Graham-Field Express (Puerto Rico), Inc., a Delaware

corporation ("Purchaser"), pursuant to Section 6(e) of the Escrow Agreement
              ---------

dated as of September 4, 1996 among Purchaser, VC Medical Distributors, Inc.

("Seller"), and you (terms defined in said Escrow Agreement have the same
  ------

meanings when used herein), hereby:

          (a) certifies that (i) it hereby releases its claim against Seller with respect to [all] [specify portion] of the Owed Amount designated in the Certificate of Instruction dated _____________, ____ and (ii) as a result the Owed Amount with respect to such Certificate of Instruction is $__________; and

          (b) agrees that such Certificate of Instruction is, to the extent released as provided in clause (i) of paragraph (a) above, canceled.

                              GRAHAM-FIELD EXPRESS
                              (PUERTO RICO), INC.


                              By:______________________________
                                 Name:
                                 Title:


Dated:______________, ____

                                                                        ANNEX VI



                         SELLER CANCELLATION CERTIFICATE

                                       to

                         THE BANK & TRUST OF PUERTO RICO

                                 as Escrow Agent


          The undersigned, VC Medical Distributors,Inc. ("Seller"), pursuant to
                                                          ------

Section 6(f) of the Escrow Agreement dated as of September 4, 1996 among Graham-

Field Express (Puerto Rico), Inc., a Delaware corporation ("Purchaser"), Seller
                                                            ---------

and you (terms defined in said Escrow Agreement have the same meanings when used herein), hereby certifies that (i) attached hereto is a final, nonappealable order of a Board of Arbitration resolving the dispute between Purchaser and

Seller as to the matter described in the Certificate of Instruction dated

____________, ____ and the related Objection Certificate dated ____________,

____ and (ii) as provided in such order, there is no Owed Amount with respect to the matter described in such Certificates.

                              VC MEDICAL DISTRIBUTORS, INC.


                              By:_____________________________
                                 Name:
                                 Title:


Dated:______________, ____

                                                                       ANNEX VII

                           PURCHASE PRICE CERTIFICATE

                                       to

                         THE BANK & TRUST OF PUERTO RICO

                                 as Escrow Agent

          The undersigned, Graham-Field Express (Puerto Rico), Inc., a Delaware

corporation ("Purchaser"), and VC Medical Distributors, Inc. ("Seller"),
              ---------                                        ------

pursuant to Section 7 of the Escrow Agreement dated as of September 4, 1996 among Purchaser, Seller and you (terms defined in said Escrow Agreement have the same meanings when used herein), hereby instructs you to (i) deliver to

Purchaser a certificate evidencing that number of Escrow Shares having a value

(calculated pursuant to Section 6(b) of the Escrow Agreement) equal to $_______,

and (ii) to the extent the value of the Escrow Shares remaining in the Escrow

Fund is less than such amount, pay to Purchaser from the Escrow Fund the balance of such amount, within two business days of your receipt of this Certificate.


                              GRAHAM-FIELD EXPRESS
                              (PUERTO RICO), INC.


                              By:______________________________
                                 Name:
                                 Title:

                              VC MEDICAL DISTRIBUTORS, INC.


                              By:______________________________
                                 Name:
                                 Title:

Dated:______________, ____

                                                                      ANNEX VIII

                         ACCOUNTS RECEIVABLE CERTIFICATE

                                       to

                         THE BANK & TRUST OF PUERTO RICO

                                 as Escrow Agent

          The undersigned, Graham-Field Express (Puerto Rico), Inc., a Delaware

corporation ("Purchaser"), and VC Medical Distributors, Inc. ("Seller"),
              ---------                                        ------

pursuant to Section 8 of the Escrow Agreement dated as of September 4, 1996 among Purchaser, Seller and you (terms defined in said Escrow Agreement have the same meanings when used herein), hereby instructs you to (i) deliver to

Purchaser a certificate evidencing that number of Escrow Shares having a value

(calculated pursuant to Section 6(b) of the Escrow Agreement) equal to $_______,

and (ii) to the extent the value of the Escrow Shares remaining in the Escrow

Fund is less than such amount, pay to Purchaser from the Escrow Fund the balance of such amount, within two business days of your receipt of this Certificate.

                              GRAHAM-FIELD EXPRESS
                              (PUERTO RICO), INC.


                              By:______________________________
                                 Name:
                                 Title:


                              VC MEDICAL DISTRIBUTORS, INC.


                              By:______________________________
                                 Name:
                                 Title:


Dated:______________, ____